Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

AMERISOURCEBERGEN ANNOUNCES UPDATED FISCAL YEAR 2021 FINANCIAL OUTLOOK

VALLEY FORGE, PA, January 6, 2021 – AmerisourceBergen Corporation (NYSE: ABC) today updated its fiscal year 2021 financial guidance to reflect the Company’s continued strong operating income performance. The Company will be participating in upcoming investor discussions in which the updated outlook for fiscal year 2021 will be discussed.

This updated financial guidance does not include any contribution from the proposed Alliance Healthcare acquisition or any incremental growth from the expanded U.S. partnership announced today. The Company currently expects:

●	Adjusted diluted earnings per share to be in the range of $8.25 to $8.50, up from the previous range of $8.20 to $8.45.

All other previously communicated aspects of the Company’s fiscal year 2021 financial guidance and assumptions remain the same.

Supplemental Information Regarding Non-GAAP Adjusted Diluted Earnings Per Share

Adjusted diluted earnings per share is a non-GAAP financial measure. This non-GAAP financial measure should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. This supplemental measure may vary from, and may not be comparable to, similarly titled measures by other companies.

This non-GAAP financial measure is presented because management uses this non-GAAP financial measure to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors.

The non-GAAP fiscal year 2021 guidance for adjusted diluted earnings per share excludes significant items that are outside the control of the Company or inherently unusual, non-operating, unpredictable, non-recurring or non-cash in nature. The Company does not provide forward looking guidance on a GAAP basis for such metric because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated.

For fiscal year 2021, adjusted diluted earnings per share excludes the per share impact of certain adjustments including gain from antitrust litigation settlements; LIFO expense (credit); acquisition-related intangibles amortization; and employee severance, litigation, and other; in each case net of the tax effect calculated using the applicable effective tax rate for those items. Management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of the items that are outside the control of the Company or that we consider to not be indicative of our ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Our expectations regarding adjusted diluted earnings per share are forward-looking statements and are subject to significant uncertainty. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including principally with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; financial market volatility and disruption; financial and other impacts of COVID-19 on our operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the acquisition of businesses that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

About AmerisourceBergen

AmerisourceBergen provides pharmaceutical products, value-driving services and business solutions that improve access to care. Tens of thousands of healthcare providers, veterinary practices and livestock producers trust us as their partner in the pharmaceutical supply chain. Global manufacturers depend on us for services that drive commercial success for their products. Through our daily work—and powered by our 22,000 associates—we are united in our responsibility to create healthier futures. AmerisourceBergen is ranked #10 on the Fortune 500, with more than $185 billion in annual revenue. The company is headquartered in Valley Forge, Pa. and has a presence in 50+ countries. Learn more at investor.amerisourcebergen.com.

Contact:
Bennett S. Murphy
Senior Vice President, Investor Relations
610-727-3693
bmurphy@amerisourcebergen.com

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